XOMA Ltd.




                                9,000,000 Shares

                                  Common Shares
                              (US$0.0005 Par Value)




                             UNDERWRITING AGREEMENT








September 19, 2003



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                             UNDERWRITING AGREEMENT


                                                              September 19, 2003


UBS Securities LLC
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.
Adams, Harkness & Hill, Inc.
Jefferies & Company, Inc.
ThinkEquity Partners LLC
     As Representatives of the several Underwriters

c/o UBS Securities LLC
299 Park Avenue
New York, New York  10171-0026


Ladies and Gentlemen:

     XOMA Ltd., a Bermuda company (the "Company"), proposes to issue and sell to the Underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representatives, an aggregate of 9,000,000 shares (the "Firm Shares") of common shares, US$0.0005 par value per share (the "Common Shares"), of the Company. In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 1,350,000 shares of Common Shares (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

     The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-50134) under the Act (the "first registration statement"). Amendments to the first registration statement have been similarly prepared and filed with the Commission. The first registration statement, as so amended, has been declared by the Commission to be effective under the Act. The Company has also prepared and filed with the Commission, in accordance with the provisions of the Act, a registration statement on Form S-3 (File No. 333-107929) under the Act (the "second registration statement" and, together with the first registration statement, the "registration statement"). Amendments to the second registration statement have been similarly prepared and filed with the Commission. The second registration statement, as so amended, has been declared by the Commission to be effective under the Act. Pursuant to Rule 429 under the Act, the second registration statement constitutes a post-effective amendment to the first registration statement and includes a combined prospectus relating to any offering of securities of the Company under both the first registration statement and the second registration statement. The Company has filed with the Commission a Prepricing Prospectus (as defined and referred to below) pursuant to Rule 424(b) under the Act, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved by, the Underwriters. The Company will next file with the Commission pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus included within the second registration statement, describing the Shares and the offering thereof, in such form as has been provided to or discussed with, and approved, by the Underwriters.

     The first registration statement, as amended at the time it became effective and as supplemented or amended, or deemed to have been amended pursuant to Rule 429 under the Act, prior to the execution of this Agreement and the second registration statement, at the time it became effective and as supplemented or amended prior to the execution of this Agreement, in each case including (i) all financial schedules and exhibits thereto and (ii) all documents incorporated by reference or deemed to be incorporated by reference therein, are hereinafter referred to individually as a "Registration Statement" and collectively as the "Registration Statements." If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" includes the Abbreviated Registration Statement. The term "Basic Prospectus" as used in this Agreement means the basic prospectus dated as of September 8, 2003 and to be filed with the Commission pursuant to Rule 424(b) for use in connection with the offer and/or sale of Shares pursuant to this Agreement. The term "Prepricing Prospectus" as used in this Agreement means any form of preliminary prospectus used in connection with the marketing of the Shares, including the preliminary prospectus supplement dated as of September 11, 2003 and filed with the Commission on September 11, 2003 pursuant to Rule 424 under the Act and any basic prospectus (whether or not in preliminary form) used with any such preliminary prospectus supplement in connection with the marketing of the Shares, in each case as any of the foregoing may be amended or supplemented by the Company. The term "Prospectus Supplement" as used in this Agreement means any final prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. The term "Prospectus" as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the registration statement, a Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein



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

pursuant to Form S-3 (the "Incorporated Documents") and (ii) the copy of such Registration Statement, the Basic Prospectus, the Prepricing Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Any reference herein to the terms "amend," "amendment" or "supplement" with respect to a Registration Statement, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") after the effective date of a Registration Statement, or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     The Company and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of US$7.52 per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statements as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised by UBS Securities LLC ("UBS") on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day(1) after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 8 hereof.

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on September 24, 2003 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the "time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

     Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

     Deliveries of the documents described in Section 6 hereof with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

     (a) each Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus or the effectiveness of either Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission; the

----------

1 As used herein "business day" shall mean any day on which the NASDAQ is open for trading.


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

Company is eligible to use Form S-3; each Registration Statement at the date of this Agreement meets, and the offering of the Shares complies with, the requirements of Rule 415 under the Act. Each Registration Statement complied when it became effective, complies and will comply, at the time of purchase, any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement and the Prospectus conformed as of its date, conform and will conform, at the time of purchase, any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, in all material respects with the requirements of the Act (including said Rule 415); any statutes, regulations, contracts or other documents that are required to be described in either Registration Statement or the Prospectus or to be filed as exhibits to either Registration Statement have been and will be so described or filed; the conditions to the use of Form S-3 have been satisfied; and each Registration Statement did not at the time of effectiveness, does not and will not, at the time of purchase, any additional time of purchase and any time at which any sales with respect to which the Prospectus is delivered, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement and the Prospectus did not as of its date, does not and will not, at the time of purchase, any additional time of purchase or any time at which any sales with respect to which the Prospectus is delivered, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statements or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statements or the Prospectus; the documents incorporated by reference in the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement, each Registration Statement and the Prospectus, at the time they became effective or were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the second registration statement, any Prepricing Prospectus, the then most recent Prospectus Supplement and the Prospectus except as permitted by applicable law;

     (b) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statements and the Prospectus entitled "Capitalization" and "Description of Share Capital" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration

Statements and the Prospectus entitled "Capitalization" and "Description of Share Capital" (subject, in each case, to the issuance of Common Shares upon exercise of share options and warrants disclosed as outstanding in the Registration Statements and the Prospectus and the grant of options under existing share option plans described in the Registration Statements and the Prospectus); all of the issued and outstanding share capital, including the Common Shares, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, and have been issued in compliance with all U.S. federal and state securities laws and Bermuda law, and no such issuance constituted a violation by the Company of any preemptive right, resale right, right of first refusal or similar right;

     (c) the Company has been duly continued into and is validly existing as a company in good standing under the laws of Bermuda, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statements and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

     (d) the Company is duly qualified to do business as a foreign corporation or company and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operation or prospects of the Company and the Subsidiaries (as hereinafter defined) taken as a whole ("Material Adverse Effect");

     (e) the Company has no subsidiaries (as defined in the Act) other than those listed on Exhibit C hereto (collectively, the "Subsidiaries"); the Company owns all of the issued and outstanding share capital or other equity interests of each of the Subsidiaries; other than the share capital or other equity interests of the Subsidiaries and except as disclosed in the Registration Statements and the Prospectus, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity (other than equity interests held by the Company with an aggregate book value of less than US$500,000); complete and correct copies of the charter or bye-laws or other organizational documents of the Company and the Subsidiaries and all amendments thereto have been made available to you, and except as set forth in the exhibits to the Registration Statements no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly organized and is validly existing as a corporation (or, in the case of XOMA (US) LLC (the "LLC"), as a limited liability company) in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statements and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation (or, in the case of the LLC, as a foreign limited liability company) and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares or other equity interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company subject to no security interest, other encumbrance or adverse claims, except as would not, individually or in the aggregate, have a Material Adverse Effect; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares or other equity interests in the Subsidiaries are outstanding;

     (f) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of preemptive rights, resale rights, rights of first refusal and similar rights imposed by any applicable law, rule or regulation, the charter, bye-laws or other organizational documents of the Company or any of the Subsidiaries or any agreement, commitment or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is or may be bound;

     (g) the share capital of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statements and the Prospectus, the certificates for the Shares are in due and proper form, and the holders of the Shares will not be subject to personal liability for assessments for the indebtedness or obligations of the Company or otherwise solely by reason of being such holders;

     (h) this Agreement has been duly authorized, executed and delivered by the Company;

     (i) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bye-laws or other organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected except, in the case of clause (B), to the extent that any such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (X) the charter or bye-laws or other organizational documents of the Company or any of the Subsidiaries, or (Y) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (Z) any U.S. federal, state, provincial, territorial, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries except, in the case of clause (Y), to the extent that any such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect;

     (j) no approval, authorization, consent or order of or filing with any U.S. federal, state, provincial, territorial, local or foreign governmental or regulatory commission, board, body, authority or agency or any sub-division thereof is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act and filing of the Registration Statements and the Prospectus with the Registrar of Companies in Bermuda, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

     (k) except as set forth in the Registration Statements and the Prospectus,
(i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Common Shares or any other shares or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Common Shares or any other shares or other equity interests of the Company pursuant to any applicable law, rule or regulation, the charter, bye-laws or other organizational documents of the Company or any of the Subsidiaries or any agreement, commitment or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is or may be bound, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of either Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any Common Shares or any other shares or other equity interests of the Company, or to include any such shares or interests in the Registration Statements or the offering contemplated thereby, whether as a result of the filing or effectiveness of either Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

     (l) each of the Company and the Subsidiaries has all licenses, authorizations, consents and approvals and has made all filings required under any U.S. federal, state, provincial, territorial, local or foreign law, regulation or rule, and has obtained all authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the failure to have such licenses, authorizations, consents and approvals, to make such filings or to obtain such authorizations, consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any U.S. federal, state, provincial, territorial, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

     (m) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statements or the Prospectus or to be filed as an exhibit to the Registration Statements have been so described or filed as required;

     (n) except as disclosed in the Registration Statements and except for applications and ordinary course proceedings relating to regulatory approvals of new drugs or the granting of patents, there are no actions, suits, claims, investigations or proceedings pending or, to the Company's knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any U.S. federal, state, provincial, territorial, local or foreign governmental or regulatory commission, board, body, authority or agency or any subdivision thereof, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order either (A) having, individually or in the aggregate, a Material Adverse Effect or (B) preventing consummation of the transactions contemplated hereby;

     (o) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statements and the Prospectus, are independent public accountants as required by the Act;

     (p) the financial statements included in the Registration Statements and the Prospectus, together with the related notes and schedules (if any), present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified (in the case of the unaudited interim financial statements, subject to normal year-end adjustments) and have been prepared in compliance with the requirements of the Act and, in the case of the audited financial statements included in the Registration Statements and the Prospectus, in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; all disclosures regarding Non-GAAP Financial Measures (as such term is defined by the rules and regulations of the

Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K; the other financial and statistical data set forth in the Registration Statements and the Prospectus are accurately presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statements and the Prospectus that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statements and the Prospectus;

     (q) subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the share capital (excluding the exercise of share options by non-executive officers pursuant to share option plans described in the Registration Statements and the Prospectus or the documents incorporated by reference therein) or increase in the outstanding indebtedness of the Company or the Subsidiaries or
(v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company;

     (r) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its directors and executive officers;

     (s) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act"); the Company believes that it is not a "controlled foreign corporation" within the meaning of the U.S. Internal Revenue Code, as amended (the "IRC"); and the Company believes that it was not a "passive foreign investment company" within the meaning of the IRC for the calendar year 2002 and, based on management's current projections of the Company's future income and asset composition, and the manner in which management currently intends to manage and conduct the Company's business in the future, that it will not become a "passive foreign investment company" in any subsequent year;

     (t) the Company and each of the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statements and in the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, subject only to such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company; all the property described in the Registration Statements and the Prospectus as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases, subject only to such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

     (u) to the Company's knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect and other than as disclosed or incorporated by reference in the Registration Statements and the Prospectus, (i) the Company, by ownership, license or covenant not to sue, has the right to use all patents, patent applications, trademarks, trademark applications, service marks, trade names and copyrights (other than with respect to RaptivaTM brand anti-CD11a, collectively, the "Intellectual Property Rights") which are necessary for use in connection with its business as presently conducted and as proposed to be conducted; (ii) there is no existing infringement by another party of any of the Intellectual Property Rights which are necessary for use in connection with the Company's business as presently conducted; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's rights in or to, or the validity or enforceability of, the Intellectual Property Rights of the Company, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others that the business of the Company as described in the Registration Statements and the Prospectus infringes or otherwise violates, or that the commercialization of any of the products under development by the Company would infringe or otherwise violate, any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (v) all of the Intellectual Property Rights under the control of the Company were filed and are being or were prosecuted in accordance with the applicable rules and regulations relating thereto;

     (v) to the Company's knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect and other than as disclosed or incorporated by reference in the Registration Statements and the Prospectus, the Company is unaware of facts which would form a reasonable basis for a finding that (i) the patents owned or co-owned by Genentech, Inc. ("Genentech") and relating to anti-CD11a as listed on Exhibit L attached hereto (the "Anti-CD11a Patents") are unenforceable or invalid, (ii) the Anti-CD11a Patents are infringed by another party or (iii) Genentech's contemplated sales of RaptivaTM brand anti-CD11a would infringe patents owned by another party;

     (w) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the

Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge after due inquiry, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company's knowledge after due inquiry, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any U.S. federal, state, provincial, territorial, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

     (x) the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past or present events, conditions, activities or practices that would reasonably be expected to give rise to any costs or liabilities to the Company or the Subsidiaries under, or to prevent compliance by the Company or the Subsidiaries with, applicable Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; to the Company's knowledge, there are no reasonably anticipated future plans of the Company or the Subsidiaries that would reasonably be expected to give rise to any capital expenditures under applicable Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) to the Company's knowledge, is the subject of any investigation, (ii) has received any written notice or claim, (iii) is a party to or, to the Company's knowledge, affected by any pending or threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any law, statute, ordinance, rule, regulation, order, decree, judgment or injunction, or common law, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or public health (to the extent relating to the environment or exposure to Hazardous Materials) including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or can give rise to liability under any Environmental Law);

     (y) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided as required by U.S. generally accepted accounting principles;

     (z) the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

     (aa) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statements and the Prospectus any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as would not, individually or in the aggregate, have a Material Adverse Effect;

     (bb) except as disclosed in the Registration Statements and the Prospectus, the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, a Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge, any other party to any such contract or agreement;

     (cc) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

     (dd) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange
Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act;

     (ee) since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

     (ff) any statistical and market-related data included in any Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

     (gg) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge after due inquiry, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in any Registration Statement or the Prospectus;

     (hh) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (ii) to the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statements and the Prospectus; and

     (jj) the clinical, pre-clinical and other studies and tests that are described in the Registration Statements or the Prospectus or the results of which are referred to in the Registration Statements or the Prospectus were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures; the descriptions in the Registration Statements and the Prospectus of the results of such studies and tests are accurate and complete in all material respects and fairly present the data derived from such studies and tests, and the Company has no knowledge of any other studies or tests the results of which are inconsistent with or otherwise call into question the results described or referred to in the Registration Statements and the Prospectus; except to the extent disclosed in the Registration Statements and the Prospectus, the Company has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the U.S. Food and Drug Administration and comparable drug regulatory agencies outside of the United States (collectively, the "Regulatory Authorities"); and except to the extent disclosed in the Registration Statements and the Prospectus, the Company has not received any notices or other correspondence from the Regulatory Authorities or any other governmental agency or subdivision thereof requiring the termination, suspension or modification of any clinical or pre-clinical studies or tests that are described in the Registration Statements or the Prospectus or the results of which are referred to in the Registration Statements or the Prospectus.

     In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

     4. Certain Covenants of the Company. The Company hereby agrees:

     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statements become effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statements and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

     (c) if, at the time this Agreement is executed and delivered, it is necessary for any Registration Statement or a post-effective amendment thereto be declared effective before the Shares maybe sold, the Company will endeavor to cause such Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such Registration Statement and any post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

     (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to any Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of any Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of any Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement any Registration Statement or the Prospectus, including by filing any documents that would be incorporated therein by reference, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

     (e) subject to Section 4(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

     (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

     (g) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

     (h) to make generally available to its security holders, and to deliver to you an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statements (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than November 14, 2004;

     (i) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders' equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

     (j) to furnish to you seven copies of the Registration Statements, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

     (k) upon request, to furnish to you promptly and to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports, proxy statements, or other communications which the Company shall send to its shareholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other non-confidential information as you may reasonably request regarding the Company or the Subsidiaries;

     (l) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(i) hereof;

     (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of proceeds" in the Prospectus;

     (n) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statements, the Basic Prospectus, each Prepricing Prospectus, each Prospectus Supplement, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment),
(iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants and (ix) the performance of the Company's other obligations hereunder;

     (o) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Shares or securities convertible into or exchangeable or exercisable for Common Shares or warrants or other rights to purchase Common Shares or any other securities of the Company that are substantially similar to Common Shares, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any Common Shares or securities convertible into or exercisable or exchangeable for Common Shares or other rights to purchase Common Shares or any other securities of the Company that are substantially similar to Common Shares for a period of 90 days after the date hereof (the "Lock-Up Period"), without the prior written consent of UBS, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Shares upon the exercise of options or warrants disclosed as outstanding in the Registration Statements and the Prospectus, (iii) the issuance of employee share options not exercisable during the Lock-Up Period pursuant to share option plans described in the Registration Statements and the Prospectus, and (iv) the issuance and sale to Millennium Pharmaceuticals, Inc. ("Millennium") of up to US$9,000,000 worth of Common Shares, and the registration for resale of such shares under the Act, pursuant to the terms of the Company's existing collaboration and financing agreements with Millennium; provided, however, that the provisions of this Section 4(o) shall not restrict the Company's ability to elect to repay outstanding indebtedness owed to Genentech with Common Shares on terms set forth in the Company's existing collaboration and financing agreements with Genentech if the completion of the issuance and sale of such shares occurs after the expiration of the Lock-Up Period;

     (p) to use its best efforts to cause the Common Shares to be listed for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"); and

     (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Shares.

     5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 8 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 4(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

     6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

     (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Cahill Gordon & Reindel LLP, U.S. counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in Exhibit D attached hereto.

     (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Conyers Dill & Pearman, Bermuda counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in Exhibit E attached hereto.

     (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Christopher J. Margolin, Vice President, General Counsel and Secretary of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth as Exhibit F attached hereto.

     (d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of McAndrews, Held & Malloy, Ltd., special counsel for the Company with respect to patent and proprietary rights, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth as Exhibit G attached hereto.

     (e) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Marshall, Gerstein & Borun, special counsel for the Company with respect to patent and proprietary rights, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth as Exhibit H attached hereto.

     (f) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Anne S. Dollard, Director of Intellectual Property of the Company, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, stating in the form set forth as
Exhibit I attached hereto.

     (g) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of McAndrews, Held & Malloy, Ltd., special counsel for the Company with respect to patent and proprietary rights, dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth as Exhibit J attached hereto.

     (h) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Cahill Gordon & Reindel LLP, U.S. counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Dewey Ballantine LLP, counsel for the Underwriters, in the form set forth in Exhibit K attached hereto.

     (i) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS.

     (j) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Appleby Spurling & Kempe, Bermuda counsel for the Underwriters, dated the date of the time of purchase or the date of the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to you.

     (k) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to you.

     (l) No Prospectus or amendment or supplement to any Registration Statement or the Prospectus, including documents deemed to be incorporated by reference therein, shall have been filed to which you object in writing.

     (m) The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M. New York City time on the second full business day after the date of this Agreement.

     (n) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of any Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statements and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (o) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (A) no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known and (B) no transaction which is material to the Company has been entered into by the Company or any of the Subsidiaries.

     (p) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit B hereto.

     (q) You shall have received signed Lock-up Agreements referred to in
Section 3(r) hereof.

     (r) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in any Registration Statement and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

     (s) The Shares shall have been approved for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

     7. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statements, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS or any group of Underwriters (which may include UBS) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the earlier of the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statements and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in UBS' judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statements and the Prospectus, or (y) since of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or the authorities of Bermuda or a material disruption in commercial banking or securities settlement or clearance services in the United States or Bermuda; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Bermuda or a declaration by the United States or Bermuda of a national emergency or war; or
(v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or Bermuda or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS' judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statements and the Prospectus, or
(z) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of (i) any intended or potential downgrading or (ii) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

     If UBS or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(n), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 6 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

     If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in any Registration Statement and the Prospectus and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

     If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9. Indemnity and Contribution.

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements (or in the Registration Statements as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this
Section 9 being deemed to include the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus, as any of the foregoing may be amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading; provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Prepricing Prospectus or amended Prepricing Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Shares to such person, unless the failure is the result of noncompliance by the Company with paragraph (b) of Section 4 hereof.

     If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise, except to the extent that the Company has been materially prejudiced by such omission. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statements (or in the Registration Statements as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

     If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such

Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company or any such person or otherwise, except to the extent that such Underwriter has been materially prejudiced by such omission. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

     (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint.

     (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statements or the Prospectus.

     10. Information Furnished by the Underwriters; Offering Materials. The statements set forth in the fifth, seventh, eighth, ninth and tenth paragraphs under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof. Each of the Underwriters represents and warrants to and agrees with the Company that such Underwriter has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the second registration statement, any Prepricing Prospectus, the then most recent Prospectus Supplement and the Prospectus except as permitted by applicable law.

     11. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 2910 Seventh Street, Berkeley, CA 94710, Attention: Legal Department, with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, NY 10005, Attention: Geoffrey E. Liebmann.

     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS or any indemnified party. Each of UBS and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment. The Company hereby appoints, without power of revocation, Christopher
J. Margolin as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

     14. Waiver of Immunity. The Company irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction or order for specific performance or for recovery of property, (iv) attachment of the Company's or any Subsidiary's assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which the Company or its revenues or assets might otherwise be entitled in any suit, action or proceeding in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that the Company will not claim any such immunity in any suit, action or proceeding.

     15. Judgment Currency. The Company hereby covenants and agrees that the following provisions shall apply to conversion of currency in the case of this
Agreement:

     (a) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country other than the United States, it becomes necessary to convert into any other currency (the "judgment currency") an amount due in United States Dollars, then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day which judgment is given or the order of enforcement is made, as the case may be. The term "rate(s) of exchange" shall mean the rate at which the Underwriters are able or would have been able on the relevant date to purchase at such money center bank in the City of New York as you designate at such time, United States Dollars with judgment currency above and includes any premiums and costs of exchange payable.

     (b) The Company hereby agrees to indemnify the Underwriters and each other indemnified party related to the Underwriters against any loss incurred by any of them as a result of any judgment or order being given or made for any amount due under this Agreement and such judgment or order being expressed and paid in the judgment currency and as a result of any variation as between (i) the rate of exchange at which the United States Dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the City of New York at which the Company on the date of payment of judgment or order is able to purchase United States Dollars with the amount of the judgment currency actually paid by the Company. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States Dollars.

     16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

     18. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

     19. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

     If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

                                        Very truly yours,

                                        XOMA LTD.


                                        By:
                                             -----------------------------------
                                              Name:
                                              Title:



Accepted and agreed to as of the
date first above written, on
behalf of itself and the
other several Underwriters
named in Schedule A

UBS SECURITIES LLC
CIBC WORLD MARKETS CORP.
U.S. BANCORP PIPER JAFFRAY INC.
ADAMS, HARKNESS & HILL, INC.
JEFFERIES & COMPANY, INC.
THINKEQUITY PARTNERS LLC
     As Representatives of the several Underwriters

By:      UBS SECURITIES LLC



By:      _________________________
         Name:
         Title:



By:      _________________________
         Name:
         Title:

                                   SCHEDULE A


Underwriter                                             Number of Firm Shares
-----------                                             ---------------------

UBS Securities LLC...............................             4,350,000
CIBC World Markets Corp. ........................             1,087,500
U.S. Bancorp Piper Jaffray Inc. .................             1,087,500
Adams, Harkness & Hill, Inc. ....................               725,000
Jefferies & Company, Inc. .......................               725,000
ThinkEquity Partners LLC.........................               725,000
First Albany Corporation.........................               100,000
Fortis Securities Inc. ..........................               100,000
Ryan, Beck & Co. LLC.............................               100,000
                                                        ---------------
       Total.....................................             9,000,000
                                                        ===============

                                    EXHIBIT A

                                    XOMA Ltd.


                                  Common Shares

                              (US$0.0005 Par Value)


                                                                          [Date]

UBS Securities LLC
CIBC World Markets Corp.
U.S. Bancorp Piper Jaffray Inc.
Adams, Harkness & Hill, Inc.
Jefferies & Company, Inc.
ThinkEquity Partners LLC
    As Representatives of the several Underwriters

c/o UBS Securities LLC
     299 Park Avenue
     New York, New York 10171

Ladies and Gentlemen:

     This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by XOMA Ltd. (the "Company") and you, as Representatives of the several Underwriters named therein, with respect to the public offering (the "Offering") of common shares, par value US$0.0005 per share, of the Company (the "Common Shares").

     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period from the date hereof until the expiration of 90 days after the date of the final prospectus supplement relating to the Offering the undersigned will not, without the prior written consent of UBS Securities LLC ("UBS"), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Shares of the Company or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares, whether any such transaction is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Shares pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement, (d) the receipt of options or shares pursuant to an equity-based compensation or benefit plan of the Company in effect on the date of the final prospectus supplement relating to the Offering or (e) the exercise of options by the undersigned in accordance with the terms thereof (but not the sale of the Common Shares issued as a result thereof) which options were outstanding on the date of the final prospectus supplement relating to the Offering or issued in accordance with the foregoing clause (d).(2)

     In addition, the undersigned hereby waives any rights the undersigned may have to require registration

----------

2 The letters to be delivered by Messrs. Castello, Scannon, Dellio, Davis and Margolin would include the additional exception:

     "(f) dispositions of not more than _______ Common Shares issued to the undersigned upon exercise of options outstanding on the date of the final prospectus supplement relating to the Offering, which options are scheduled to expire in the first quarter of calendar 2005, provided that such disposition takes place pursuant to a written plan for trading securities, within the meaning of Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended, approved by the Company," and the parenthetical clause in clause (e) of such letters would clarify that the prohibitions on sales contained in such parenthetical clause would not extend to sales permitted by clause (f) of such letter. The number of Common Shares to be set forth in clause (f) of such letter shall be as follows: Mr. Castello, 225,000 Common Shares; Dr. Scannon, 123,750 Common Shares; Mr. Dellio, 16,801 Common Shares; Mr. Davis, 22,500 Common Shares; and Mr. Margolin, 28,125 Common Shares.

of Common Shares in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period from the date hereof until the expiration of 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Common Shares of the Company or any securities convertible into or exercisable or exchangeable for Common Shares, or warrants or other rights to purchase Common Shares.

                                      * * *

     If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or
(iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                        Yours very truly,


                                        -----------------------------------
                                        Name:

                                    EXHIBIT B

                              Officers' Certificate


1.   I have reviewed the Registration Statements and the Prospectus.

2. The representations and warranties of the Company as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, any additional time of purchase, as if made at such time.

3. The Company has performed all of its obligations in all material respects under this Agreement as are to be performed at or before the time of purchase and at or before any additional time of purchase, as the case may be.

4. The conditions set forth in paragraphs (n) and (o) of Section 6 of this Agreement have been met.

5. The financial statements and other financial information included in the Registration Statements and the Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.

                                    EXHIBIT C

                                  SUBSIDIARIES


--------------------------------------------------------------------------------
Name of Subsidiary                              Jurisdiction of
                                                Incorporation
--------------------------------------------------------------------------------
XOMA Limited                                   United Kingdom
--------------------------------------------------------------------------------
XOMA (US) LLC                                  Delaware
--------------------------------------------------------------------------------
XOMA (Bermuda) Ltd.                            Bermuda
--------------------------------------------------------------------------------
XOMA Technology Ltd.                           Bermuda
--------------------------------------------------------------------------------
XOMA Ireland Limited                           Ireland
--------------------------------------------------------------------------------

                                    EXHIBIT D

                     OPINION OF CAHILL GORDON & REINDEL LLP

(i) XOMA (US) LLC has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as currently conducted.

(ii) All of the outstanding membership or other equity interests of XOMA (US) LLC have been duly authorized and validly issued, are fully paid and non-assessable and, to such counsel's knowledge, are owned by the Company, subject to no security interest, encumbrance or adverse claim.

(iii) (A) The Registration Statements and the Prospectus (except as to the financial statements and the notes thereto and the schedules and other financial and accounting data, and the statistical data derived therefrom, included or incorporated by reference therein, as to all of which such counsel need express no opinion and make no comment) comply as to form in all material respects with the requirements of the Act; (B) the conditions to the use of Form S-3 have been satisfied; and (C) the documents incorporated by reference in the Registration Statements and the Prospectus, at the time they became effective or were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act (except as to the financial statements and the notes thereto and the schedules and other financial and accounting data, and the statistical data derived therefrom, included or incorporated by reference therein, as to all of which such counsel need express no opinion and make no comment).

(iv) Each Registration Statement has been declared effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424.

(v) No approval, authorization, consent or order of or filing with any U.S. federal or New York or Delaware state governmental or regulatory commission, board, body, authority, agency or subdivision is required in connection with the issuance and sale of the Shares and consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act and the filing of the Prospectus in Bermuda (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters).

(vi) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the charter or bylaws or other organizational documents of XOMA (US) LLC or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument filed as an exhibit to a document incorporated by reference in the Registration Statements or the Prospectus to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any U.S. federal or New York or Delaware state law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary and known to such counsel.

(vii) To such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be described in any Registration Statement or the Prospectus or to be filed as an exhibit to any Registration Statement which have not been so described or filed.

(viii) To such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or to which any of their respective properties is or would be subject at law or in equity, before or by any governmental or regulatory commission, board, body, authority, agency or subdivision which are required to be described in any Registration Statement or the Prospectus but are not so described.

(ix) Each of the Company and the Subsidiaries is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act.

(x) The information in (A) the Prospectus under the captions "Risk factors -- The Terms of Our Financing Arrangements with Genentech and Millennium Could Result In The Issuance Of A Significant Number Of Common Shares Shortly After This Offering," "-- The Financial Terms Of Some Of Our Existing Collaborative Arrangements Could Result In Dilution Of Share Value," "U.S. federal income tax considerations" and "Description of share capital -- Preference Share Purchase Rights," (B) the Company's annual report for the year ended December 31, 2002 on Form 10-K under the captions "Item 1. Business -- Financial and Legal Arrangements of Product Collaborations -- Genentech," "--Millennium" and "Forward-Looking Statements And Cautionary Factors That May Affect Future Results -- The Financial Terms of Some Of Our

     Existing Collaborative Arrangements Could Result In Dilution Of Our Share Value," (C) the Company's quarterly report for the quarter ended March 31, 2003 on Form 10-Q under the caption "Forward-Looking Statements And Cautionary Factors That May Affect Future Results -- The Financial Terms of Some Of Our Existing Collaborative Arrangements Could Result In Dilution Of Our Share Value," (D) the Company's quarterly report for the quarter ended June 30, 2003 on Form 10-Q under the caption "Forward-Looking Statements And Cautionary Factors That May Affect Future Results -- The Financial Terms of Some Of Our Existing Collaborative Arrangements Could Result In Dilution Of Our Share Value," (E) the Company's current report on Form 8-K dated April 10, 2003 and amended on April 18, 2003, (F) the Company's current report on Form 8-K dated November 26, 2001 and amended on December 13, 2001, October 24, 2002 and May 21, 2003 and (G) the Company's current report on Form 8-K dated June 30, 2003, insofar as such statements constitute a summary of documents or matters of law, are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

     In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, other counsel for the Company, counsel for the Underwriters, representatives of the Underwriters and representatives of the independent public accountants of the Company at which the contents of the Registration Statements and Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or Prospectus (except as set forth in paragraph (x) above), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the opinions of officers and other representatives of the Company), no facts have come to such counsel's attention that lead such counsel to believe that the Registration Statements or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, as of the time of purchase or additional time of purchase, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to the financial statements and the notes thereto and the schedules and other financial and accounting data, and the statistical data derived therefrom, included or incorporated by reference therein, as to all of which such counsel need express no opinion and make no comment).

                                    EXHIBIT E

                        OPINION OF CONYERS DILL & PEARMAN

(i) The Company has been duly continued to Bermuda and is existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda), with full corporate power to own, lease and operate its properties and conduct its business as described in the Prospectus.

(ii) Each of XOMA (Bermuda) Ltd. and XOMA Technology Ltd. (each, a "Bermuda Subsidiary" and collectively, the "Bermuda Subsidiaries") is duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda governmental authority, or to pay any Bermuda government fee or tax, which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda), with full corporate power to own, lease and operate its properties and conduct its business as described in the Prospectus.

(iii) The Company has the necessary corporate power and authority to enter into and perform its obligations under this Agreement, including the issuance, sale and delivery of the Shares as contemplated herein. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder will not violate the memorandum of continuance or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda.

(iv) The Company has taken all corporate action required to authorise its execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by or on behalf of the Company and constitutes the valid and binding obligations of the Company in accordance with the terms thereof.

(v) No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance and enforcement of this Agreement, except such as have been duly obtained in accordance with Bermuda law.

(vi) It is not necessary or desirable to ensure the enforceability in Bermuda of this Agreement that it be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda. However, to the extent that this Agreement creates a charge over assets of the Company, it may be desirable to ensure the priority in Bermuda of the charge that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981.

(vii) This Agreement will not be subject to ad valorem stamp duty in Bermuda and no registration, documentary, recording, transfer or other similar tax, fee or charge is payable in Bermuda in connection with the execution, delivery, filing, registration or performance of this Agreement, other than in connection with a registration described in paragraph (vi) above.

(viii) There is no income or other tax of Bermuda imposed by withholding or otherwise on (i) any payment to be made to or by the Company pursuant to this Agreement or (ii) any dividend to be paid by the Company to the holders of the Shares or by a Bermuda Subsidiary to the Company.

(ix) The choice of the laws of the State of New York (the "Foreign Laws") as the governing law of this Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. The submission in this Agreement to the jurisdiction of the courts referred to in Section 13 hereof (the "Foreign Courts") is valid and binding upon the Company.

(x) The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon, provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

(xi) None of the Underwriters will be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the execution, performance and/or enforcement of this Agreement by such Underwriter.

(xii) Each of the Underwriters has standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of this Agreement. It is not necessary or advisable in order for any Underwriter to enforce its rights under this

     Agreement, including the exercise of remedies thereunder, that it be licensed, qualified or otherwise entitled to carry on business in Bermuda.

(xiii) The Company and each of the Bermuda Subsidiaries has been designated as non-resident of Bermuda for the purposes of the Exchange Control Act, 1972 and, as such, is free to acquire, hold and sell foreign currency and securities, and to pay dividends on their respective shares, without restriction.

(xiv) Neither the Company nor either of the Bermuda Subsidiaries is entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce this Agreement in respect of itself or its property.

(xv) Based solely upon a review of the register of members of the Company dated [Date], certified by the Secretary of the Company on 24 September, 2003, the issued share capital of the Company consists of [________] common shares par value US$0.0005, each of which is validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof). When issued and paid for in accordance with this Agreement, the Shares will be validly issued, fully paid and non-assessable and will not be subject to any statutory pre-emptive rights.

(xvi) Based solely upon a review of the register of members of the each Bermuda Subsidiary dated 24 September, 2003, certified by the Assistant Secretary of the respective Bermuda Subsidiary on 24 September, 2003, the issued share capital of each Bermuda Subsidiary consists of 12,000 common shares par value US$1.00, each of which is validly issued, fully paid and non-assessable and registered in the name of the Company.

(xvii) The statements contained in the Prospectus under the captions "We May Be Subject To Increased Risks Because We Are A Bermuda Company," "If You Were To Obtain A Judgment Against Us, It May Be Difficult To Enforce Against Us Because We Are A Foreign Entity," "Our Shareholder Rights Agreement Or Bye-Laws May Prevent Transactions That Could Be Beneficial To Our Shareholders And May Insulate Our Management From Removal," and "Description of share capital" (other than under the caption "Preference Share Purchase Rights"), to the extent that they constitute statements of Bermuda law, are accurate in all material respects.

(xviii) The Company has received consent from the Bermuda Monetary Authority for
     (i) the issue of the Company's shares up to the amount of its authorised capital from time to time, to persons non-resident of Bermuda for exchange control purposes and the subsequent free transferability of such shares to and between persons non-resident of Bermuda for exchange control purposes without prior approval; (ii) the issue or transfer of up to 20% of the Company's shares in issue from time to time to persons resident in Bermuda for exchange control purposes without prior approval; and (iii) the issue of options, warrants, depository receipts, rights, loan notes and other securities of the Company and the subsequent free transferability thereof without prior approval, provided in each case that shares of the Company are listed on an appointed stock exchange (as defined in the Companies Act 1981).

(xix) Pursuant to section 16 of the Companies Act 1981, the bye-laws of the Company bind the Company and its shareholders to the same extent as if such bye-laws had been signed and sealed by each such shareholder and contained covenants on the part of each such shareholder to observe all the provisions of the bye-laws of the Company. However, no shareholder of the Company will be bound by an alteration made in the bye-laws of the Company after the date on which he became a shareholder if and so far as the alteration requires him to take or subscribe for more shares than the number held by him at the date on which the alteration is made, or in any way increases his liability as at that date to contribute to the share capital of, or otherwise pay money to, the Company (unless such shareholder agrees in writing, either before or after the alteration is made, to be bound thereby).

(xx) The Company can sue and be sued in its own name under the laws of Bermuda.

(xxi) The procedure for the service of process on the Company through Christopher J. Margolin in New York, New York, United States of America, acting as agent for the Company, as provided in Section 13 of this Agreement, is and would be effective, insofar as Bermuda law is concerned, to constitute valid service of process on the Company in connection with proceedings before the Foreign Courts.

                                    EXHIBIT F

                       OPINION OF CHRISTOPHER J. MARGOLIN

(i) The Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation or company and is in good standing in each U.S. jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(ii) No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into membership or other equity interests of the Subsidiaries are outstanding. To such counsel's knowledge, all of the outstanding share capital or other equity interests of each of the Bermuda Subsidiaries are owned by the Company, in each case subject to no security interest, encumbrance or adverse claim.

(iii) This Agreement has been duly delivered by the Company.

(iv) The execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under)
     (A) the charter or bye-laws or other organizational documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any state or local law, regulation or rule or any decree, judgment or order known by such counsel to be applicable to the Company or any of the Subsidiaries, except, in the case of clause (B), to the extent that any such breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

(v) Except as described in the Registration Statements and the Prospectus, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to any Registration Statement or otherwise known to such counsel, to cause the Company to register under the Act any Common Shares or any other shares or other equity interest of the Company, or to include any such shares or other equity interest in either Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of any Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

(vi) The Common Shares are listed for trading on NASDAQ.

(vii) To such counsel's knowledge, there are no affiliate transactions or off-balance sheet transactions of a character which are required to be described in any Registration Statement or the Prospectus or to be filed as an exhibit to any Registration Statement which have not been so described or filed.

(viii) The information in (A) the Company's proxy statement pursuant to Section 14(a) of the Exchange Act on Schedule 14A filed with the Commission on April 10, 2003 under the captions "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Certain Transactions" and (B) the Company's quarterly report for the quarter ended June 30, 2003 on Form 10-Q under the caption "Part II. Item 1. Legal Proceedings," insofar as such statements constitute a summary of documents or matters of law, are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

                                    EXHIBIT G

                    OPINION OF McANDREWS, HELD & MALLOY, LTD.

1. To such counsel's knowledge, the statements relating to the Patents and Applications in the Registration Statements, as of the time of each Registration Statement was declared effective, were, and in the Prospectus, as of its date were and as of the time of purchase or the additional time of purchase, as the case may be, are, accurate and complete statements or summaries of the matters therein set forth. Such counsel is unaware of facts that cause such counsel to believe that the above-described portions of the Registration Statements, at the time each Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the above-described portions of the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and as of the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2. To such counsel's knowledge, other than those disclosed in the Registration Statements and the Prospectus, (A) there are no legal or governmental proceedings pending relating to the Patents and Applications, other than proceedings in the U.S. and foreign patent offices relating to the prosecution of pending patent applications, and (B) no such proceedings are threatened or contemplated by governmental authorities or others.

3. To such counsel's knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect and other than as disclosed or incorporated by reference in the Registration Statements and the Prospectus, such counsel is unaware of facts which would form a reasonable basis for a finding that: (i) the Patents are infringed by another party; or (ii) the commercialization of the products described in the Registrations Statements and the Prospectus as being under development by the Company and relating to the Patents would infringe patents owned by another party.

4. To such counsel's knowledge, such counsel is unaware of facts which (i) would preclude the Company from having valid license rights or clear title to the Patents and Applications; (ii) would cause such counsel to believe that the Company lacks or will be unable to obtain the rights or licenses to patents necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statements and the Prospectus; or (iii) would form a reasonable basis for a finding of unenforceability or invalidity of the Patents.

5. To such counsel's knowledge, the Patents and Applications were filed and are being or have been prosecuted in accordance with applicable rules and regulations relating thereto. However, there is no assurance that patents will issue from the Applications, or that claims will be allowed without amendment or appeal to boards of appeal or higher courts.

                                    EXHIBIT H

                      OPINION OF MARSHALL, GERSTEIN & BORUN

1. To such counsel's knowledge, the statements relating to the Patents and Applications in the Registration Statements, as of the time of each Registration Statement was declared effective, were, and in the Prospectus, as of its date were and as of the time of purchase or the additional time of purchase, as the case may be, are, accurate and complete statements or summaries of the matters therein set forth. Such counsel is unaware of facts that cause such counsel to believe that the above-described portions of the Registration Statements, at the time each Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the above-described portions of the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and as of the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2. To such counsel's knowledge, other than those disclosed in the Registration Statements and the Prospectus, (A) there are no legal or governmental proceedings pending relating to the Patents and Applications, other than proceedings in the U.S. and foreign patent offices relating to the prosecution of pending patent applications, and (B) no such proceedings are threatened or contemplated by governmental authorities or others.

3. To such counsel's knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect and other than as disclosed or incorporated by reference in the Registration Statements and the Prospectus, such counsel is unaware of facts which would form a reasonable basis for a finding that: (i) the Patents are infringed by another party; or (ii) the commercialization of the products described in the Registrations Statements and the Prospectus as being under development by the Company and relating to the Patents would infringe patents owned by another party.

4. To such counsel's knowledge, such counsel is unaware of facts which (i) would preclude the Company from having valid license rights or clear title to the Patents and Applications; (ii) would cause such counsel to believe that the Company lacks or will be unable to obtain the rights or licenses to patents necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statements and the Prospectus; or (iii) would form a reasonable basis for a finding of unenforceability or invalidity of the Patents.

5. To such counsel's knowledge, the Patents and Applications were filed and are being or have been prosecuted in accordance with applicable rules and regulations relating thereto. However, there is no assurance that patents will issue from the Applications, or that claims will be allowed without amendment or appeal to boards of appeal or higher courts. .

                                    EXHIBIT I

                           OPINION OF ANNE S. DOLLARD

1. To such counsel's knowledge, the statements relating to the Patents and Applications in the Registration Statements, as of the time of each Registration Statement was declared effective, were, and in the Prospectus, as of its date were and as of the time of purchase or the additional time of purchase, as the case may be, are, accurate and complete statements or summaries of the matters therein set forth. Such counsel is unaware of facts that cause such counsel to believe that the above-described portions of the Registration Statements, at the time each Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the above-described portions of the Prospectus or any supplement thereto, at the date of such Prospectus or such supplement and as of the time of purchase or the additional time of purchase, as the case may be, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2. To such counsel's knowledge, other than those disclosed in the Registration Statements and the Prospectus, (A) there are no legal or governmental proceedings pending relating to the Patents and Applications, other than proceedings in the U.S. and foreign patent offices relating to the prosecution of pending patent applications, and (B) no such proceedings are threatened or contemplated by governmental authorities or others.

3. To such counsel's knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect and other than as disclosed or incorporated by reference in the Registration Statements and the Prospectus, such counsel is unaware of facts which would form a reasonable basis for a finding that: (i) the Patents are infringed by another party; or (ii) the commercialization of the products described in the Registrations Statements and the Prospectus as being under development by the Company and relating to the Patents would infringe patents owned by another party.

4. To such counsel's knowledge, such counsel is unaware of facts which (i) would preclude the Company from having valid license rights or clear title to the Patents and Applications; (ii) would cause such counsel to believe that the Company lacks or will be unable to obtain the rights or licenses to patents necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statements and the Prospectus; or (iii) would form a reasonable basis for a finding of unenforceability or invalidity of the Patents.

5. To such counsel's knowledge, the Patents and Applications were filed and are being or have been prosecuted in accordance with applicable rules and regulations relating thereto. However, there is no assurance that patents will issue from the Applications, or that claims will be allowed without amendment or appeal to boards of appeal or higher courts. .

                                    EXHIBIT J

                    OPINION OF McANDREWS, HELD & MALLOY, LTD.

     To such counsel's knowledge, except as would not, individually or in the aggregate, have a Material Adverse Effect and other than as disclosed or incorporated by reference in the Registration Statements and the Prospectus (including the matters relating to Protein Design Laboratories, Inc. and Columbia University), such counsel is unaware of facts which would form a reasonable basis for a finding that: (i) the Anti-CD11a Patents are unenforceable or invalid; (ii) the Anti-CD11a Patents are infringed by another party; or (iii) Genentech's contemplated sales of RaptivaTM brand anti-CD11a would infringe patents owned by another party.

                                    EXHIBIT K

                     OPINION OF CAHILL GORDON & REINDEL LLP

     Such counsel is of the opinion that (i) the Company should not be considered a "passive foreign investment company" within the meaning of Section 1297(a) of the Code (a "PFIC") for calendar year 2003 and (ii) if, in 2004 and each subsequent year, the Company conducts its business and manages the composition of its income and assets in accordance with Company management's current plans and projections (as represented to such counsel in the Certificate), the Company should not become a PFIC in any future year.

                                    EXHIBIT L



1. Genentech - U.S. Patent No. 5,622,700

2. Genentech - U.S. Patent No. 6,037,454

3. Genentech/XOMA - U.S. Patent No. 6,582,698






                                      L-1